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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 22, 2003
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
                          AMERIGAS EAGLE FINANCE CORP.
                             AP EAGLE FINANCE CORP.

           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


          DELAWARE                    1-13692                  23-2787918
          DELAWARE                  33-92734-01                23-2800532
          DELAWARE                  33-72986-02                23-3074434
          DELAWARE                  33-72986-01                23-3077318
(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)               IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AMERIGAS PARTNERS, L.P.                                                 FORM 8-K
Page 2                                                         January 22, 2003


ITEM 5. OTHER EVENTS

      On Wednesday, January 29, 2003, AmeriGas Partners, L.P. will report earnings for the first fiscal quarter ended December 31, 2002. Lon R. Greenberg, Chairman, will host a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm to discuss the Partnership's earnings and current activities. The webcast of the teleconference will begin at 4:00 PM eastern time. The webcast will be archived through February 28, 2003.

      In addition, a telephonic replay of the teleconference will be available at 6:00 PM eastern time on January 29, 2003 through midnight eastern time on February 2, 2003 and can be accessed by dialing 1-888-203-1112, Passcode 150311. International replay access is 1-719-457-0820, Passcode 150311.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             AMERIGAS PARTNERS, L.P.
                                             By: AmeriGas Propane, Inc.,
                                                 its General Partner

                                             By: /s/ Robert W. Krick
                                                 -------------------------------
                                                 Robert W. Krick, Treasurer

                                             AMERIGAS FINANCE CORP.

                                             By: /s/ Robert W. Krick
                                                 -------------------------------
                                                 Robert W. Krick, Treasurer

                                             AMERIGAS EAGLE FINANCE CORP.

                                             By: /s/ Robert W. Krick
                                                 -------------------------------
                                                 Robert W. Krick, Treasurer

                                             AP EAGLE FINANCE CORP.

                                             By: /s/ Robert W. Krick
                                                 -------------------------------
                                                 Robert W. Krick, Treasurer

Date: January 22, 2003